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                                                              EXHIBIT 99.906CERT

 CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Brian C. Beh, President of The Roxbury Funds (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant for the period ended December 31, 2009 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 1, 2010                                /s/ Brian C. Beh
                                                   -----------------------------
                                                   Brian C. Beh, President
                                                   (principal executive officer)


I, Lance Simpson, Treasurer and CCO of The Roxbury Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant for the period ended December 31, 2009 (the "Report") fully complies with the requirements of
                Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 1, 2010                             /s/ Lance Simpson
                                                --------------------------------
                                                Lance Simpson, Treasurer and CCO
                                                (principal financial officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.